UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2022

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SALISBURY BANCORP, INC.

(Exact name of registrant as specified in its charter)

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Connecticut (State of other jurisdiction of incorporation)	001-14854 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)
Registrant’s telephone number, including area code: (860) 435-9801
(Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value per share	SAL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2022, Salisbury Bancorp, Inc. (the “Company” or “Salisbury”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NBT Bancorp Inc. (“NBT”), Salisbury Bank and Trust Company (“Salisbury Bank”), Salisbury’s subsidiary bank, and NBT Bank, N.A. (“NBT Bank”), NBT’s subsidiary bank, pursuant to which NBT and NBT Bank will acquire Salisbury and Salisbury Bank.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of each party, Salisbury will merge with and into NBT, with NBT as the surviving entity, and immediately thereafter, Salisbury Bank will merge with and into NBT Bank, with NBT Bank as the surviving bank (the “Merger”).

Under the terms of the Merger Agreement, each outstanding share of Salisbury common stock will be converted into the right to receive 0.7450 shares of NBT’s common stock. The initial value reflected in the fixed exchange ratio was equivalent to $35.00 per share, which was equivalent to approximately 186% of Salisbury’s September 30, 2022 tangible book value.

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Salisbury, and is expected to close in the second quarter of 2023. Following the Merger, Richard J. Cantele, currently the President and Chief Executive Officer of Salisbury, will be employed as a member of NBT’s Executive Management Team. Effective at the closing of the transaction, one member of the current board of directors of Salisbury will be appointed to the board of directors of NBT and the board of directors of NBT Bank, to serve until the next annual meeting of NBT at which time the director will be nominated for re-election.

Concurrently with entering into the Merger Agreement, NBT entered into Voting Agreements with each of the directors and certain of the executive officers of Salisbury, pursuant to which such shareholders agreed to vote their shares of Salisbury in favor of the Merger.

If the Merger is not consummated under specified circumstances, Salisbury may be required to pay NBT a termination fee of $8 million.

The Merger Agreement also contains customary representations and warranties that the Company and NBT made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between NBT and Salisbury and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between NBT and Salisbury rather than establishing matters as facts.

The foregoing is not a complete description of the Merger Agreement and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. For additional information, reference is made to the joint press release dated December 5, 2022, which is included as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed transaction, NBT expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Salisbury that also constitutes a prospectus of NBT (the “proxy statement/prospectus”), which proxy statement/prospectus will be mailed or otherwise disseminated to Salisbury’s shareholders when it becomes available. NBT and Salisbury also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SALISBURY AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by NBT and Salisbury with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by NBT with the SEC will be available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6141. Copies of the documents filed by Salisbury with the SEC will be available free of charge on Salisbury’s website at www.salisburybank.com or by directing a request to Salisbury Bancorp, Inc., 5 Bissell Street, P.O. Box 1868, Lakeville, CT 06039-1868, attention: Corporate Secretary, telephone (860) 453-3432.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

NBT and Salisbury and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about NBT’s executive officers and directors in NBT’s definitive proxy statement filed with the SEC on April 7, 2022. You can find information about Salisbury’s executive officers and directors in Salisbury’s definitive proxy statement filed with the SEC on April 8, 2022. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from NBT or Salisbury using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT and Salisbury and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT’s or Salisbury’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT or Salisbury, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and Salisbury may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Salisbury may fail to approve the merger; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business operations and opportunities; (8) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Salisbury’s operations and those of NBT; (9) such integration may be more difficult, time consuming or costly than expected; (10) revenues following the proposed transaction may be lower than expected; (11) NBT’s and Salisbury’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (12) the potential dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (13) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; (14) legislative and regulatory changes; and (15) uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on NBT, Salisbury and the proposed transaction. Further information about these and other relevant risks and uncertainties may be found in NBT’s and Salisbury’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2021 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. NBT and Salisbury do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 8.01. Other Events.

On December 5, 2022, NBT and Salisbury issued a joint press release to announce the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated December 5, 2022, by and among NBT Bancorp Inc., NBT Bank, N.A., Salisbury Bancorp, Inc. and Salisbury Bank and Trust Company.

99.1	Joint Press Release of NBT Bancorp Inc. and Salisbury Bancorp, Inc., dated December 5, 2022.

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*	NBT and Salisbury have omitted certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K and shall furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SALISBURY BANCORP, INC.

Date: December 5, 2022	By:	/s/ Richard J. Cantele Richard J. Cantele President and Chief Executive Officer